As filed with the Securities and Exchange Commission on February 8, 2002

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 4, 2002
                                                         ----------------




                           Rheometric Scientific, Inc.
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             (Exact name of Registrant as specified in its charter)




            Delaware                    000-14617              61-0708419
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  (State or Other Jurisdiction         (Commission            (IRS Employer
        of Incorporation)              File Number)        Identification No.)



      One Possumtown Road, Piscataway, New Jersey                 08854
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       (Address of Principal Executive Offices)                (Zip Code)




        Registrant's telephone number, including area code:  732.560.8550
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Item 5.  Other Events.

         On February 8, 2002, Rheometric Scientific, Inc. (the "Company") announced that Paul Woitach was added to the Company's Board of Directors on February 4, 2002. A copy of the press release, dated February 8, 2002, announcing Mr. Woitach's addition to the Board of Directors has been filed as
Exhibit 99.1 to this report and is incorporated by reference herein.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

         99.1  Press Release dated February 8, 2002.


                                     - 2 -


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RHEOMETRIC SCIENTIFIC, INC.



Dated:  February 8, 2002               By:  /s/ Joseph Musanti
                                           ---------------------------
                                           Joseph Musanti
                                           Vice President, Finance and
                                             Chief Financial Officer


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                                 EXHIBITS INDEX


Exhibit
Number            Description
-------           -----------

99.1              Press Release dated February 8, 2002.